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                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

                         SUPPLEMENT DATED JULY 27, 2005
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2005
                                      FOR
           MERRILL LYNCH INVESTOR CHOICE ANNUITY(SM) (INVESTOR SERIES)
              MERRILL LYNCH INVESTOR CHOICE ANNUITY(SM) (IRA SERIES)


This supplement updates your Prospectus for the Merrill Lynch Investor Choice Annuity(SM) (Investor Series) issued through Merrill Lynch Life Variable Annuity Separate Account A or your Prospectus for the Merrill Lynch Investor Choice Annuity(SM) (IRA Series) issued through Merrill Lynch Life Variable Annuity Separate Account D.

Effective July 29, 2005, for Contracts issued in New Jersey, accrual of interest for purposes of calculating the GMDB Roll-Up Base will no longer be limited to the 15th contract anniversary. Instead, the formula described on page 47 of your Merrill Lynch Investor Choice Annuity(SM) (Investor Series) Prospectus and on page 51 of your Merrill Lynch Investor Choice Annuity(SM) (IRA Series) Prospectus will now use the 20th contract anniversary in the same manner for all jurisdictions, including New Jersey.

                                   *   *   *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549, or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222. Please retain this supplement with your Investor Choice Annuity Prospectus for your reference.